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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 9, 2006


                               THE BRINK'S COMPANY
             (Exact name of registrant as specified in its charter)



              Virginia                    1-9148                54-1317776
              --------                    ------                ----------
  (State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)

                               1801 Bayberry Court
                                 P. O. Box 18100
                             Richmond, VA 23226-8100
                            (Address and zip code of
                          principal executive offices)


       Registrant's telephone number, including area code: (804) 289-9600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting  materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events

On August 9, 2006, Pirate Capital LLC filed an Amended Statement of Beneficial Ownership on Form 13D/A that contained a letter to the Board of Directors of The Brink's Company (the "Company").

The Company's response to the letter is attached as Exhibit 99 hereto.


Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99  Letter dated August 9, 2006, from The Brink's Company to Pirate Capital LLC.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 THE BRINK'S COMPANY
                                 (Registrant)

Date: August 9, 2006             By:  /s/ Robert T. Ritter
                                      ------------------------------------------
                                      Robert T. Ritter
                                      Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT                DESCRIPTION
-------                -----------

99                     Letter dated  August 9, 2006, from The Brink's Company to
                       Pirate Capital LLC.